UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 3, 2023
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2023, Aramark (the “Company”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) at which the Company’s shareholders approved the Company’s 2023 Stock Incentive Plan (the “Plan”).

As provided in the Plan, 8,500,000 shares of the Company’s common stock, par value $0.01 per share, are available for issuance thereunder, subject to adjustments as described in the Plan. The Plan was previously approved by the Company's Board of Directors (the “Board”), subject to shareholder approval. The Plan became effective as of the date of such shareholder approval. The material features of the Plan are described in the Company’s definitive proxy statement for the 2023 Annual Meeting filed on December 23, 2022 (the “Proxy Statement”), under the heading "Proposal No 4 - Vote to Approve Aramark 2023 Stock Incentive Plan," which is incorporated herein by reference. The above and incorporated description of the Plan is qualified in its entirety by reference to the Plan, which is included at Appendix A to the Company's Proxy Statement, and incorporated herein by reference as Exhibit 10.1 to this Form 8-K.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The Company held its 2023 Annual Meeting on February 3, 2023. At the meeting shareholders voted on the matters disclosed in the Company’s Proxy Statement filed on December 23, 2022. Set forth below are the final voting results with respect to each matter voted upon by the Company’s shareholders:
1.Election of each of the following 11 director nominees to the Company’s Board to serve until the Company’s 2024 Annual Meeting or until his or her respective successor has been duly elected and qualified:

Nominees for Director	For	Against	Abstentions	Broker Non-Votes
Susan M. Cameron	194,682,682	3,398,372	180,960	14,011,565
Greg Creed	197,410,378	669,605	182,031	14,011,565
Bridgette P. Heller	195,815,822	2,263,710	182,482	14,011,565
Paul C. Hilal	196,080,051	1,999,112	182,851	14,011,565
Kenneth M. Keverian	197,640,777	437,989	183,248	14,011,565
Karen M. King	197,654,391	424,379	183,244	14,011,565
Patricia E. Lopez	197,073,660	1,008,483	179,871	14,011,565
Stephen I. Sadove	189,771,386	8,308,408	182,220	14,011,565
Kevin G. Wills	197,814,659	384,652	62,703	14,011,565
Arthur B. Winkleblack	196,332,800	1,747,161	182,053	14,011,565
John J. Zillmer	194,863,046	3,345,656	53,312	14,011,565

2.Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 29, 2023:

For	Against	Abstentions	Broker Non-Votes
211,041,626	1,060,426	171,527	0

3.Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement for the 2023 Annual Meeting of Shareholders filed on December 23, 2022:

For	Against	Abstentions	Broker Non-Votes
190,014,227	8,028,958	218,829	14,011,565

4.Approval of the Aramark 2023 Stock Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
184,359,080	13,800,589	102,345	14,011,565

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1
Aramark 2023 Stock Incentive Plan (incorporated by reference to Appendix A to Aramark’s Definitive Proxy Statement filed with the SEC on December 23, 2022, pursuant to the Exchange Act (file number 001-36223)).

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	February 3, 2023	By:	/s/ LAUREN A. HARRINGTON
		Name:	LAUREN A. HARRINGTON
		Title:	Senior Vice President and
General Counsel